BeautyHealth Names Michael Monahan Chief Financial Officer

LONG BEACH, Calif. – August 9, 2023 – The Beauty Health Company (NASDAQ: SKIN), home to flagship brand Hydrafacial, today announces Michael Monahan has been named Chief Financial Officer, effective August 10, 2023. He succeeds Liyuan Woo, who is leaving BeautyHealth but will remain as an advisor until September 1, 2023 to assist with the transition.

"Michael joins BeautyHealth as we bring to life our vision of a multi-brand ecosystem company, with a significant and untapped runway ahead. He is a highly regarded CFO with a strong blend of financial expertise and strategic vision who will continue to enhance our financial strategy, planning and reporting capabilities. I am looking forward to welcoming Michael to BeautyHealth’s management team,” said BeautyHealth President and CEO Andrew Stanleick.

With nearly 15 years of experience as a public and private company CFO and more than 25 years of accounting and financial management experience, Monahan has a track record of driving financial and operational success in high-growth businesses. Most recently, he served as CFO of Casper Sleep (NYSE: CSPR), following its IPO. Prior, he served as CFO of Nutrisystem (NASDAQ: NTRI), quintupling its market cap and overseeing key M&A during his tenure.

“BeautyHealth is an impressive category-creating company with a strong foundation and a lot of room for profitable growth,” said Monahan. “I am delighted to partner with Andrew and the team to continue to build the business as a true multi-brand ecosystem.”

Commenting on Woo’s departure, Stanleick said, “The Board and I are grateful for Liyuan’s many meaningful contributions over the past several years. She has been a dynamic force during this transformative period for BeautyHealth, which included our journey to becoming a public company. We wish Liyuan every success in her future endeavors.”

About The Beauty Health Company
The Beauty Health Company (NASDAQ: SKIN) is a global category-creating company delivering millions of skin health experiences every year that help consumers reinvent their relationship with their skin, bodies, and self-confidence. Our brands are pioneers: Hydrafacial™ in hydradermabrasion, SkinStylus™ in microneedling, and Keravive™ in scalp health. Together, with our powerful community of estheticians, partners, and consumers, we are personalizing skin health for all ages, genders, skin tones, and skin types in more than 90 countries. We are committed to being ever more mindful in how we conduct our business to positively impact our communities and the planet. Find a local provider at https://hydrafacial.com/find-a-provider/, and learn more at beautyhealth.com or LinkedIn.

Forward-Looking Statements
Certain statements made in this release are “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995, including statements regarding The Beauty Health Company’s strategy, plans, objectives, initiatives and financial outlook. When used in this press release, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements.

These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside The Beauty Health Company’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. As such, readers are cautioned not to place undue reliance on any forward-looking statements.

Important factors that may affect actual results or outcomes include, among others: The Beauty Health Company’s ability to manage growth; The Beauty Health Company’s ability to execute its business plan; potential litigation involving The Beauty Health Company; changes in applicable laws or regulations; and the possibility that The Beauty Health Company may be adversely affected by other economic, business, and/or competitive factors. The Beauty Health Company does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law.

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